Exhibit 1.1
SouFun Holdings Limited
[•] Class A Ordinary Shares in the form of American Depositary Shares
(each representing four Class A Ordinary Shares, par value HK$1.00 per Class A Ordinary Share)
FORM OF EQUITY UNDERWRITING AGREEMENT
[•], 2010
Deutsche Bank Securities Inc.
60 Wall Street, 4th Floor
New York, New York 10005
and
Goldman Sachs (Asia) L.L.C.
68/F Cheung Kong Center
2 Queen’s Road Central
Hong Kong
As Representatives of the
           Several Underwriters
Ladies and Gentlemen:
     SouFun Holdings Limited, an exempted company incorporated in the Cayman Islands (the “Company”), and Telstra International Holdings Limited, as a selling shareholder (“Telstra”), a Bermuda company, and IDG Technology Venture Investment Inc., such shareholders, together with Telstra, the “Selling Shareholders”), propose to sell to the several underwriters named in Schedule I hereto (the “Underwriters”) for whom you are acting as representatives (the “Representatives”) an aggregate of [•] American depositary shares (“ADSs”) representing [•] Class A ordinary shares, par value HK$1.00 per share (the “Class A Ordinary Shares”), of the Company, of which [•] ADSs will be sold by the Company and [•] ADSs will be sold by the Selling Shareholders. The [•] ADSs to be sold by the Company and the Selling Shareholders are referred to as the “Firm ADSs”. The respective amounts of the Firm ADSs to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto, and the respective amounts to be sold by the Selling Shareholders are set forth opposite their names in Schedule II hereto. The Class A Ordinary Shares represented by the Firm ADSs (the “Firm Shares”) will be deposited by the Company and Selling Shareholders with JPMorgan Chase Bank, N.A., as depositary (the “Depositary”). The Firm Shares and the Firm ADSs are hereinafter collectively referred to as the “Firm Securities.” The Selling Shareholders also propose to sell at the Underwriters’ option an aggregate of up to [•] additional ADSs of the Company (the “Option ADSs”) as set forth below, solely to cover over-allotments (if any). To the extent that Option ADSs are sold to the Underwriters pursuant to such option, such Class A Ordinary Shares represented by such Option ADSs (the “Option Shares”) will be deposited by the Selling Shareholders with the Depositary. The Option Shares and the Option ADSs are hereinafter collectively referred to as the “Option Securities.” The Firm ADSs and the Option ADSs are hereinafter collectively referred to as the

“ADSs.” The Firm Shares and the Option Shares are hereinafter collectively referred to as the “Shares.” The Firm Securities and the Option Securities (to the extent that the aforementioned option is exercised) are hereinafter collectively referred to as the “Offered Securities.” The public offering of the Offered Securities as described herein and in the “General Disclosure Package” (as defined below) is hereinafter referred to as the “Offering.” The Representatives are entering into this agreement with the Company, the Selling Shareholders and Vincent Tianquan Mo, a natural person, (the “Founder”).
     As the Representatives, you have advised the Company, the Founder and the Selling Shareholders (a) that you are authorized to enter into this agreement (the “Agreement”) on behalf of the several Underwriters, and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm ADSs set forth opposite their respective names in Schedule I, plus their pro rata portion of the Option ADSs if you elect to exercise the over-allotment option in whole or in part for the accounts of the several Underwriters.
     In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:
     1.  Representations and Warranties of the Company and the Founder.
          (a) The Company and the Founder, jointly and severally, represents and warrants to each of the Underwriters as follows:
          (i) A registration statement on Form F-1 (File No. 333-169170) with respect to the Offered Securities has been prepared by the Company in conformity in all material respects with the requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder and has been filed with the Commission. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you. Such registration statement, together with any registration statement filed by the Company pursuant to Rule 462(b) under the Act, is herein referred to as the “Registration Statement,” which shall be deemed to include all information omitted therefrom in reliance upon Rules 430A, 430B or 430C under the Act and contained in the Prospectus referred to below, has become effective under the Act and no post-effective amendment to the Registration Statement has been filed, or is proposed to be filed, as of the date of this Agreement. “Prospectus” means the form of prospectus first filed with the Commission pursuant to and within the time limits described in Rule 424(b) under the Act. Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a “Preliminary Prospectus.”
          (ii) As of the Effective Date (as defined below), as of the Applicable Time (as defined below), as of the Closing Date (as defined below) and as of the Option Closing Date (as defined below), as the case may be, neither (i) the General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, the Statutory Prospectus (as defined below), and the information included on Schedule III hereto, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Company nor the Founder makes any representation or warranty as to information contained in or omitted from the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus (as defined below), in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 herein. As used in this subsection and elsewhere in this Agreement:
     “Applicable Time” means [•] [a/p]m (New York time) on the date of this Agreement or such other time as agreed to by the Company and the Representatives.
     “Effective Date” with respect to the Registration Statement means the date of the Effective Time thereof.
     “Effective Time” with respect to the Registration Statement means the date and time of which such Registration Statement was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c).
     “Statutory Prospectus” as of any time means the Preliminary Prospectus relating to the Offered Securities that is included in the Registration Statement immediately prior to that time.
     “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Act, relating to the Offered Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Act.
     “General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus identified on Schedule IV to this Agreement.
     “Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.
          (iii) (a) A registration statement on Form F-6 (No. 333-169176) in respect of the ADSs has been filed with the Commission and such registration statement has become effective pursuant to the Rules and Regulations (such registration statement, including all exhibits thereto, at the time it became effective, being hereinafter referred to as the “ADS Registration Statement”), (b) no stop order suspending the effectiveness of the ADS Registration Statement is in effect, and no proceedings for such purpose are pending before or to the Company’s and the Founder’s knowledge, threatened by the Commission, (c) the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and (d) the ADS Registration Statement, when it became effective, did not contain and, on each Closing Date (as defined below) and as amended or supplemented, will not contain, any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.
          (iv) A registration statement on Form 8-A (File No. 001-34862) in respect of the registration of the Shares under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), has been filed with the Commission; such registration statement in the form heretofore delivered to you and to you for each of the other Underwriters has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or to the Company’s and the Founder’s knowledge threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “Form 8-A Registration Statement”); and the Form 8-A Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and did not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
          (v) The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Offered Securities, and no proceeding for that purpose or pursuant to Section 8A of the Act has been instituted or, to the Company’s knowledge, threatened by the Commission. The Registration Statement contains, and the Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and will conform to, the material requirements of the Act and the Rules and Regulations.
          (vi) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered Securities or until any earlier date that the Company notified or notifies to the Representatives as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus. If following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted with or would conflict with the information then contained in the Registration Statement or as a result of which such Issuer Free Writing Prospectus, if republished immediately following such event or development, would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading: (i) the Company has promptly notified or will promptly notify each of the Representatives; and (ii) the Company has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.
          (vii) The Company does not own or control, directly or indirectly, any corporation, association or entity other than the following entities (collectively referred to as the “Group Entities”): Selovo Investments Limited (“Selovo”), Pendiary Investments Limited (“Pendiary”), Max Impact Investments Limited “Max Impact”), Bravo Work Investments Limited Service Co. Ltd. (“Bravo”), China Index Academy Ltd. (“China Index”) SouFun Media Technology (Beijing) Co., Ltd. (“SouFun Media”), Beijing SouFun Network Technology Co., Ltd. (“SouFun Network”), Beijing SouFun Information Consultancy Co., Ltd. (“Beijing Information”), Beijing Zhong Zhi Shi Zheng Information Technology Co., Ltd. (“Beijing Zhong Zhi”), Shanghai SouFun Information Co., Ltd. (“SouFun Shanghai”), SouFun Information (Shenzhen) Co., Ltd. (“SouFun Shenzhen”), SouFun Information (Tianjin) Co., Ltd. (“SouFun Tianjin”), SouFun Information (Guangzhou) Co., Ltd. (“SouFun Guangzhou”), Beijing SouFun Internet Information Service Co., Ltd., (“Beijing Internet”), Beijing Jia Tian Xia Advertising Co., Ltd. (“Beijing Advertising”), Beijing SouFun Science and Technology Development Co., Ltd. (“Beijing Technology”), Beijing China Index Information Co., Ltd. (“Beijing China Index”), Shanghai Jia Biao Tang Advertising Co., Ltd. (“Shanghai JBT Advertising”), Shanghai SouFun Advertising Co., Ltd. (“Shanghai Advertising”), Beijing Century Jia Tian Xia Technology Development Co., Ltd. (“Beijing JTX Technology”), Tianjin Jia Tian Xia Advertising Co., Ltd. (“Tianjin JTX Advertising”), Shanghai China Index Consultancy Co., Ltd. (“Shanghai China Index”), Beijing Li Tian Rong Ze Technology Development Co., Ltd. (“Beijing Li Tian”), and Tianjin Xin Rui Jia Tian Xia Advertising Co., Ltd.

(“Tianjin Xin Rui”). Other than the Group Entities, no other subsidiary of the Company is a “Significant Subsidiary” as defined in Regulation S-X under the Act.
          (viii) The Company has been duly incorporated under the laws of the Cayman Islands, and is validly existing as an exempted company with limited liability under the laws of the Cayman Islands, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus. Each of the Group Entities has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus. The Company and each of the Group Entities are duly qualified to transact business in all jurisdictions in which the conduct of their business or the ownership or leasing of property requires such qualification, except to the extent such failure to be qualified would not either (i) have, individually or in the aggregate, a material adverse effect on the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and of the Group Entities taken as a whole, whether or not arising in the ordinary course, or (ii) prevent the consummation of the transactions contemplated hereby (the occurrence of any such effect or any such prevention described in the foregoing clauses (i) and (ii) being referred to as a “Material Adverse Effect”); and except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, each of the business licenses and articles of association of each of the Group Entities formed under the laws and regulations of the PRC is in full force and effect under, and in compliance with PRC law.
          (ix) The Company has, or will have at the first Closing Date (as the case may be), an authorized and paid-in capitalization as set forth in the Prospectus, and all of the issued share capital of the Company have been duly authorized and validly issued and are fully paid and non-assessable and, at each Closing Date, will conform in all material respects to the description of the Class A Ordinary Shares and the Class B ordinary shares of the Company, par value HK$1.00 per share (the “Class B Ordinary Shares”, together with the Class A Ordinary Shares, the “Ordinary Shares”) contained in the Pricing Disclosure Package and the Prospectus; the Offered Securities to be issued and sold by the Company and the Selling Shareholders have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and non-assessable and freely transferable to and for the account of the several Underwriters; and no preemptive rights of shareholders exist with respect to any of the Offered Securities or the sale thereof, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus. There are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, Ordinary Shares or any other class of share capital of the Company and neither the filing of the Registration Statement nor the offering or sale of the Offered Securities as contemplated by this Agreement gives rise to any rights, other than those which have been disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, waived or satisfied, for or relating to the registration of any Offered Securities.
          (x) The outstanding shares of capital stock of each of the Group Entities have been duly authorized and validly issued, are fully paid and non-assessable and, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, are owned by the Company or another Group Entity free and clear of all liens, encumbrances and equities and claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares or ownership interests in the Group Entities are outstanding.
          (xi) The information set forth under the caption “Capitalization” in the Registration Statement and the Prospectus (and any similar section or information contained in the General Disclosure

Package) is true and correct in all material respects. All of the Offered Securities conform (or will conform at each Closing Date, as the case may be) to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus. The authorized capital conforms as to legal matters in all material respects to the description thereof contained in the Registration Statement and the Prospectus (and any similar section or information contained in the General Disclosure Package).
          (xii) The information set forth under the caption “Description of the American Depositary Shares,” insofar as they purport to constitute a summary of the ADSs, and under “Taxation,” insofar as they purport to describe the legal matters and documents referred to therein, are accurate and fair summaries of such legal matters and documents.
          (xiii) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the ownership structures of Beijing Zhong Zhi, SouFun Media and SouFun Network (collectively, the “PRC Subsidiaries”), Beijing Advertising, Beijing Internet, Beijing Technology, Shanghai Advertising, Shanghai China Index, Beijing Li Tian, Beijing China Index, Shanghai JBT Advertising, Tianjin JTX Advertising, Beijing JTX Technology and Tianjin Xin Rui (collectively, the “PRC Operating Companies”) as described in the General Disclosure Package and the Prospectus under the caption “Our History and Corporate Structure” are not in breach or violation of, and immediately after the Offering, will not be in breach or violation of any applicable PRC laws, has not been challenged by any governmental agency and there are no legal, arbitration, governmental or other legal proceedings, pending before or to the knowledge of the Company and the Founder, threatened or contemplated by any Governmental Agency in respect of the ownership structures of the PRC Subsidiaries and PRC Operating Companies, expect as disclosed in the General Disclosure Package; and the contractual arrangements (the “Agreements”) among the PRC Subsidiaries and PRC Operating Companies as described in the General Disclosure Package and the Prospectus under the caption “Our History and Corporate Structure” does not and immediately after the Offering, will not violate current PRC laws.
          (xiv) Each of the Agreements to which the PRC Subsidiaries and PRC Operating Companies is a party has been duly authorized, executed and delivered by each such entity, as the case may be, and each such entity has, to the extent applicable, taken all necessary corporate action to authorize the execution, delivery and performance thereof; each of the PRC Subsidiaries and the PRC Operating Companies had the corporate power and capacity to enter into and perform its obligations thereunder; each of the Agreements to which each such entity is a party constitutes the legal, valid and binding obligation of such entity, as the case may be, enforceable against such entity, as the case may be, in accordance with its terms, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, and subject to, as to enforceability, bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; each of the Agreements to which each shareholder of the PRC Operating Companies is a party has been duly executed and delivered by each such shareholder; each shareholder of the PRC Operating Companies had the power and capacity to enter into and perform its obligation thereunder; each of the Agreements to which such shareholder is a party constitutes the legal, valid and binding obligations of such shareholder, enforceable against such shareholder in accordance with its terms, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, and subject to, as to enforceability, bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
          (xv) The execution and delivery of, and the performance of the respective obligations under each of the Agreements by each of the PRC Subsidiaries and PRC Operating Companies to which it is a party and the consummation of the transactions contemplated therein will not: (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument governed by PRC law to which it is a party or by which it or any of its properties or assets are bound; (b) result in any violation of any provision of its articles of association or other constituent documents or business license; or (c) result in any violation of any statute or any order, rule or regulation of any governmental agency having jurisdiction over the Company or any of the Group Entities or any of their properties or assets, except, in the case of (a) and (c), such conflict, breach, violation or default that would not, individually or in the aggregate, result in a Material Adverse Effect; and the execution and delivery, and the performance of the respective obligations under each Agreements by each shareholder of the PRC Operating Companies to which it is a party and the consummation of the transactions contemplated therein, will not result in any violation of PRC law.
          (xvi) Each of the Agreements is in proper legal form under the PRC laws for the enforcement thereof against each of the PRC Subsidiaries, PRC Operating Companies and their respective shareholders, as the case may be, in the PRC without further action by any of the PRC Subsidiaries, the PRC Operating Companies or their respective shareholders; no governmental authorizations are required to be obtained for the performance by any of the PRC Subsidiaries, the PRC Operating Companies or their respective shareholders of their obligations under the Agreements, or the consummation of the transactions contemplated under each of the Agreements, other than those already obtained, except as disclosed in the General Disclosure Package.
          (xvii) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of the Group Entities has sent or received any written communication regarding termination of, or intent not to renew, any of the material contracts or agreements specifically referred to or described in the General Disclosure Package, or specifically referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company, any of the Group Entities or, to the Company’s best knowledge after due inquiry, any other party to any such contract or agreement.
          (xviii) There are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the General Disclosure Package and the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.
          (xix) The Company has not, directly or indirectly, distributed and will not distribute any offering materials in connection with the offering and sale of the Offered Securities other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Act and consistent with Section 4(a)(ii) below. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time required under Rule 433(d) under the Act. The Company has satisfied or will satisfy the conditions in Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.
          (xx) (a) At the time of filing the Registration Statement; and (b) as of the date hereof (with such date being used as the determination date for purposes of this clause (b)), the Company was not and is not an “ineligible issuer” (as defined in Rule 405 under the Act, without taking into account any determination by the Commission pursuant to Rule 405 under the Act that it is not necessary that the Company be considered an ineligible issuer), including, without limitation, for purposes of Rules 164 and 433 under the Act with respect to the offering of the Offered Securities as contemplated by the Registration Statement.
          (xxi) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act (collectively, “registration rights”).
          (xxii) The consolidated financial statements of the Company and the Group Entities, together with related notes and schedules as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, present fairly the financial position and the results of operations and cash flows of the Company and the Group Entities, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance accounting principles generally accepted in the United States (“US GAAP”), consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary and selected consolidated financial and statistical data included in the Registration Statement, the General Disclosure Package and the Prospectus presents fairly the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company. The Company and the Group Entities do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46), not disclosed in the Registration Statement, the General Disclosure Package and the Prospectus. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus that are not included as required.
          (xxiii) Ernst & Young Hua Ming, who have certified certain of the financial statements filed with the Commission as part of the Registration Statement, the General Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Company and the Group Entities within the meaning of the Act and the applicable Rules and Regulations and the Public Company Accounting Oversight Board (United States) (the “PCAOB”).
          (xxiv) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company is not aware of, and has not publicly disclosed or reported to its audit committee or board of directors, and within 135 days following the date of this Agreement, the Company does not expect to publicly disclose or report to its audit committee or board of directors, a (a) significant deficiency, material weakness in its internal control over financial reporting, (b) change in internal control over financial reporting or (c) fraud involving management or other employees who have a significant role in internal control (each, an “Internal Control Event”), any violation of, or failure to comply with, the Securities Laws (as defined below). “Securities Laws” means, collectively, the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and the New York Stock Exchange (the “NYSE”) thereunder (the “Sarbanes-Oxley Act”), the Act, the Exchange Act, the Rules and Regulations, the auditing principles, rules, standards and practices applicable to auditors of “issuers” (as defined in the Sarbanes-Oxley Act) promulgated or approved by the PCAOB (the “PCAOB Rules”), and the rules of the NYSE.
          (xxv) Solely to the extent that the Sarbanes-Oxley Act has been applicable to the Company, there is and has been no failure on the part of the Company to comply in all material respects with any provision of the Sarbanes-Oxley Act. The Company has taken all necessary actions to ensure that it is in compliance with all provisions of the Sarbanes-Oxley Act that are in effect and with which the Company is required to comply and is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act not currently in effect or which will become applicable to the Company.

          (xxvi) Except as described in the General Disclosure Package, no material indebtedness (actual or contingent) and no material contract or arrangement is outstanding between the Company or any of the Group Entities and any director or executive officer of the Company or any of the Group Entities or any person connected with such director or executive officer (including his/her spouse, infant children, any company or undertaking in which he/she holds a controlling interest).
          (xxvii) The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” in the General Disclosure Package accurately and fully describes: (A) all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur; and (B) all off-balance sheet transactions, arrangements, and obligations, including, without limitation, relationships with unconsolidated entities that are contractually limited to narrow activities that facilitate the transfer of or access to assets by the Company or any of the Group Entities, such as structured finance entities and special purpose entities (collectively, “off-balance sheet arrangements”) that are reasonably likely to have a material effect on the liquidity of the Company or any of the Group Entities or the availability thereof or the requirements of the Company or any of the Group Entities for capital resources.
          (xxviii) There is no action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of the Group Entities, or to which any of the properties of the Company or any of the Group Entities is subject, before any court or administrative agency or otherwise, or any contractual dispute ongoing or, to the knowledge of the Company, threatened against the Company or any of its Group Entities, which if determined or otherwise resolved adversely to the Company or any of the Group Entities would have a Material Adverse Effect, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus.
          (xxix) The Company and the Group Entities have good and marketable title to all of the properties and assets reflected in the consolidated financial statements hereinabove described or described in the Registration Statement, the General Disclosure Package and the Prospectus, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements or described in the Registration Statement, the General Disclosure Package and the Prospectus or which would not materially affect the value thereof or materially interfere with the use made of, or to be made thereof by them of, such property. The Company and the Group Entities occupy their leased properties under valid and binding leases, except as would not be material or would not materially interfere with the use made of such property, in each case except as described in the Registration Statement, the General Disclosure Package and the Prospectus.
          (xxx) The Company and the Group Entities have filed all tax returns that have been required to be filed or have requested extensions thereof (except in any case where the failure so to file would not have a Material Adverse Effect); and, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus have paid all taxes indicated by such returns and all assessments, fines or penalties received by them or any of them to the extent that such taxes, assessments, fines or penalties have become due, except for any such taxes, assessments, fines or penalties currently being contested in good faith or which would not, individually or in the aggregate, have a Material Adverse Effect. All tax liabilities (including any liabilities currently being contested in good faith) have been adequately provided for in the financial statements of the Company, and the Company does not know of any actual or proposed additional material tax assessments.
          (xxxi) Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented,

there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise), or prospects of the Company and the Group Entities taken as a whole, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company or the Group Entities, other than transactions in the ordinary course of business and changes and transactions described in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented. The Company has not purchased any of its outstanding capital stock, nor declared or paid any dividend other than ordinary and customary dividends, and there has not been any material changes in the capital stock, short-term debt or long-term debt of the Company and the Group Entities, other than transactions described in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented. The Company and its subsidiaries have no material contingent obligations which are not disclosed in the Company’s financial statements which are included in the Registration Statement, the General Disclosure Package and the Prospectus.
          (xxxii) All dividends and other distributions declared and payable on the Ordinary Shares may under the current laws and regulations of the Cayman Islands be paid to the Depositary, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the Cayman Islands and are otherwise free and clear of any other tax, withholding or deduction in the Cayman Islands and without the necessity of obtaining any consents, approvals, authorizations, orders, registrations, clearances or qualifications of or with any court or Governmental Agency having jurisdiction over the Company or any of the Group Entities or any of their respective properties (hereinafter referred to as “Governmental Authorizations”) in the Cayman Islands.
          (xxxiii) All dividends and other distributions declared and payable on the share capital of Selovo and Pendiary may under the current laws and regulations of British Virgin Islands be paid to their shareholders, the Company, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the British Virgin Islands and are otherwise free and clear of any other tax, withholding or deduction in the British Virgin Islands and without the necessity of obtaining any Governmental Authorization in the British Virgin Islands.
          (xxxiv) All dividends and other distributions declared and payable on the share capital of Max Impact, Bravo and China Index may under the current laws and regulations of Hong Kong be paid to their shareholders, the Company, Selovo or Pendiary, as the case may be, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of Hong Kong and are otherwise free and clear of any other tax, withholding or deduction in Hong Kong and without the necessity of obtaining any Governmental Authorization in Hong Kong.
          (xxxv) Except as described in the General Disclosure Package, all dividends and other distributions declared and payable on the share capital of any of the PRC Subsidiaries may under the current laws and regulations of the PRC be freely transferred out of the PRC and may be paid in U.S. dollars, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the PRC and are otherwise free and clear of any other tax, withholding or deduction in the PRC, and without the necessity of obtaining any Governmental Authorization in the PRC.
          (xxxvi) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the PRC, the Cayman Islands, the British Virgin Islands, Hong Kong or any political subdivision or taxing authority thereof or therein in connection with: (A) the issuance, sale and delivery of the Offered Shares and Offered Securities by the Company and the Selling Shareholders to or for the respective accounts of the several Underwriters or (B) the sale and delivery by the Underwriters of the Offered Shares and Offered Securities to the initial purchasers thereof in the manner contemplated by this Agreement.
          (xxxvii) Neither the Company nor any of the Group Entities is or with the giving of notice or lapse of time or both, will be, (a) in violation of its certificate or articles of incorporation, by-laws, memorandum of association, articles of association, certificate of formation, limited liability agreement, partnership agreement or other organizational documents or (b) in violation of or in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party, by which it, or any of its properties, is bound, or to which any of its properties is subject, and, solely with respect to this clause (b), which violation or default would have a Material Adverse Effect.
          (xxxviii) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, (a) any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Group Entity is a party or by which the Company or any Group Entity or any of their respective properties is bound, (b) of the articles of incorporation or by-laws of the Company or (c) otherwise contravene any law, order, rule or regulation judgment, order, writ or decree applicable to the Company or any Group Entity of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction, except in the case of (a) and (c), those that would not, individually or in the aggregate, have a Material Adverse Effect.
          (xxxix) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement has been duly and validly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company.
          (xl) The deposit agreement (the “Deposit Agreement”) has been duly authorized by the Company and, when duly executed and delivered by the Company, and, assuming the Depositary has satisfied those legal requirements that are applicable to it to the extent necessary to make the Deposit Agreement enforceable against it, will under the applicable laws of the United States and the Cayman Islands constitute a valid, binding and enforceable agreement of the Company, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium and other similar laws affecting the rights of creditors generally and the application of general equitable principles, and, assuming the accuracy and compliance with the representations, warranties and covenants made by the Company and the Selling Shareholders herein, upon issuance by the Depositary of ADSs against the deposit of the Firm Shares and the Option Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADSs will be duly and validly issued and the persons in whose names the ADSs are registered will be entitled to the rights specified therein and in the Deposit Agreement free and clear of all liens, encumbrances or claims and will be freely transferable to or for the account of the several Underwriters and (to the extent described in the General Disclosure Package) the initial purchasers thereof; and there are no restrictions on subsequent transfers of the ADSs under the laws of the Cayman Islands, the PRC or the United States except as described in the General Disclosure Package under the captions “Description of Share Capital”, “Description of American Depositary Shares” and “Shares Eligible for Future Sale”; and the Deposit Agreement and the ADSs conform in all material respects to the descriptions thereof contained in the Registration Statement, General Disclosure Package and the Prospectus.
          (xli) The custodian agreement between each Selling Shareholder (except for Telstra) and the Company (the “Custodian Agreement”) has been duly authorized by the Company and, when duly executed and delivered by the Company, and, assuming the Custodian has satisfied those legal requirements that are applicable to it to the extent necessary to make the Custodian Agreement enforceable against it, will under the applicable laws of the United States and the Cayman Islands constitute a valid, binding and enforceable agreement of the Company, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium and other similar laws affecting the rights of creditors generally and the application of general equitable principles.
          (xlii) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated has been obtained or made and is in full force and effect (except such additional steps as may be required by the Commission or the Financial Industry Regulatory Authority (the “FINRA”) or such additional steps as may be necessary to qualify the Offered Securities for public offering by the Underwriters under state securities or Blue Sky laws or such consents the absence of which would not, individually or in the aggregate, have a Material Adverse Effect).
          (xliii) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and each of the Group Entities hold all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of their businesses, and neither the Company nor any of the Group Entities has received any notice of proceedings related to the revocation or modification of any such license, certificate or permit, which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding would have a Material Adverse Effect.
          (xliv) Except as described in the Registration Statement, General Disclosure Package and the Prospectus, the Company and the Group Entities each own or possess the right to use all patents, patent rights, trademarks, trade names, service marks, service names, copyrights, license rights, know-how (including trade secrets and other unpatented and unpatentable proprietary or confidential information, systems or procedures) and other intellectual property rights (collectively, “Intellectual Property”) necessary to or material to carry on their business; neither the Company nor any of the Group Entities has infringed, and none of the Company or the Group Entities have received notice of conflict with, any Intellectual Property of any other person or entity. There are no outstanding options, licenses or agreements of any kind relating to the Intellectual Property of the Company or the Group Entities that are required to be described in the Registration Statement, the General Disclosure Package and the Prospectus and are not described in all material respects. Neither the Company nor any Group Entity is party to or bound by any options, licenses or agreements with respect to the Intellectual Property of any other person or entity that are required to be set forth in the Prospectus and are not described in all material respects. None of the technology employed by the Company or the Group Entities has been obtained or is being used by the Company or the Group Entities in violation of any contractual obligation binding on the Company, the Group Entities or any of their officers, directors or employees or otherwise in violation of the rights of any persons; none of the Company or any Group Entity has received any written or oral communications alleging that the Company has violated, infringed or conflicted with, or, by conducting its business as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, would violate, infringe or conflict with, any of the Intellectual Property of any other person or entity. The Company knows of no infringement by others of Intellectual Property owned by or licensed to the Company or the Group Entities, except for such infringement that would not, individually or in the aggregate, have a Material Adverse Effect.
          (xlv) Neither the Company, nor to the Company’s knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the ADSs to facilitate the sale or resale of the ADSs.

          (xlvi) The Company does not believe that it was a passive foreign investment company (“PFIC”) within the meaning of Section 1297(a) of the United States Internal Revenue Code of 1986, as amended, for the taxable year ended December 31, 2009, does not expect to be a PFIC in the current taxable year ending December 31, 2010. The Company will use reasonable best efforts not to take any action that would result in the Company becoming a PFIC during 2010 or in the future.
          (xlvii) The Company has not sold, issued or distributed any Ordinary Shares during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A, Regulation D or Regulation S promulgated under the Act, other than Ordinary Shares issued pursuant to employee benefit plans, qualified share option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.
          (xlviii) The Company is a “foreign private issuer” within the meaning of Rule 405 under the Act.
          (xlix) The Company is not, and after giving effect to the offering and sale of the Offered Securities contemplated hereunder and the application of the net proceeds from such sale as described in the Registration Statement, the General Disclosure Package and the Prospectus, will not be required to register as an “investment company” within the meaning of such term under the Investment Company Act of 1940 as amended (the “1940 Act”), and the rules and regulations of the Commission thereunder.
          (l) Except as disclosed in the Registration Statement, General Disclosure Package and the Prospectus, the Company maintains a system of internal accounting controls (as defined in the Commission’s regulations) sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
          (li) Except as disclosed in the Registration Statement, General Disclosure Package and the Prospectus, the Company has established and maintains “disclosure controls and procedures” (as defined in Rules 13a-14(c) and 15d-14(c) under the Exchange Act); the Company’s “disclosure controls and procedures” are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and regulations of the Exchange Act, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.
          (lii) The statistical, industry-related and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived. The respective reports prepared by CR-Nielsen and Data Center of China Internet were prepared at our request based on a contractual arrangement which the Company negotiated on an arms-length basis and such reports present the market in a manner similar to the way a report might have been prepared by an organization knowledgeable in the industry, but not retained by a market participant.
          (liii) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and each of the Group Entities carry, or are covered by, insurance by insurers of recognized financial responsibility in such amounts and covering such risks as is adequate for the conduct of their respective businesses and as is prudent and customary for companies engaged in similar businesses.
          (liv) To the Company’s knowledge, there are no affiliations or associations between any member of FINRA and any of the Company’s officers, directors or 5% or greater securityholders, except as set forth in the Registration Statement; and there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the issuance and sale of the Offered Securities.
          (lv) Except as described in the Registration Statement, General Disclosure Package and the Prospectus, neither the Company nor any of the Group Entities is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to Environmental Laws, is liable for any costs pursuant to any Environmental Laws (including in connection with off-site disposal or contamination), or is subject to any claim relating to any environmental laws, which violation, contamination, liability, cost or claim would, individually or in the aggregate, have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.
          (lvi) The ADSs have been approved for listing subject to notice of issuance on the NYSE.
          (lvii) There are no relationships or related-party transactions involving the Company or any of the Group Entities or any other person required to be described in the Prospectus which have not been described as required.
          (lviii) Neither the Company nor any of its subsidiaries, nor any director or officer of the Company or any of the Group Entities, nor, to the knowledge of the Company, any agent, employee or affiliate of it or any of its subsidiaries (a) is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA or any law, rule or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, or any other law, rule or regulation of similar purpose and scope, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” or any foreign political party or official thereof of any candidate for any foreign office or any candidate for foreign political office, in contravention of the FCPA and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith, and (b) is aware of or has made any contribution or other payment to any official of, or candidate for, any federal or state office in violation of any law which violation is required to be disclosed in the Registration Statement. “FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder. The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency and any Executive order, directive, or regulation pursuant to the authority thereof, or any orders or licenses issued thereunder (collectively, “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Group Entities with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.
          (lix) Except as set forth in the Registration Statement, neither the Company nor any of the Group Entities, nor any director or officer of the Company or any of the Group Entities, nor, to the knowledge of the Company, any agent, employee or affiliate of it or any of its subsidiaries has taken any action, directly or indirectly, that would result in a violation by such persons of laws and regulations imposing U.S. economic sanctions measures, including, but not limited to, any sanctions administered by the U.S. Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) (including but not limited to the designation as a “specially designated national or blocked person” thereunder), Her Majesty’s Treasury, the European Union, and the Office of Export Enforcement of the U.S. Department of Commerce (“OEE”), and any sanctions measures under the International Emergency Economic Powers Act, the Trading with the Enemy Act, the United Nations Participation Act, and the Syria Accountability and Lebanese Sovereignty Act, all as amended, and any executive order, directive, or regulation pursuant to the authority of any of the foregoing, including the regulations of the United States Treasury Department set forth under 31 CFR, Subtitle B, Chapter V, as amended, or any orders or licenses issued thereunder.
          (lx) Each of the Company and each of the Company’s directors that signed the Registration Statement is aware of and has been advised as to, the content of the Regulations on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors (the “M&A Rules”) jointly adopted by six PRC regulatory agencies, namely, the PRC Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Administration for Taxation, the State Administration for Industry and Commerce, the China Securities Regulatory Commission (the “CSRC”), and the State Administration of Foreign Exchange, and which became effective on September 8, 2006 M&A Rules, in particular the relevant provisions thereof which purport to require offshore special purpose vehicles, or SPVs, formed for listing purposes and controlled directly or indirectly by PRC companies or individuals, to obtain the approval of the CSRC prior to the listing and trading of their securities on an overseas stock exchange; the Company has received legal advice specifically with respect to the M&A Rules from its PRC counsel and the Company understands such legal advice; and the Company has fully communicated such legal advice from its PRC counsel to each of its directors that signed the Registration Statement and each director has confirmed that he or she understands such legal advice; each director of the Company that signed the Registration Statement has received legal advice to his or her satisfaction with respect to the M&A Rules and his or her fiduciary duties as a director of the Company in respect of the M&A Rules from his or her PRC legal counsel or has declined to obtain such advice after being offered by the Company for the Company to bear the cost of any such advice; the Company and each director of the Company that signed the Registration Statement understands the potential personal liability to which each director of the Company that signed the Registration Statement and the executive officers of the Company may be subject in the event that the issuance, offering and sale of the Offered Securities as contemplated in this Agreement or the listing and trading of the ADSs on the NYSE were deemed not to be in compliance with the M&A Rules.
          (lxi) The issuance and sale of the Offered Securities, the listing and trading of the ADSs on the NYSE or the consummation of the transactions contemplated by this Agreement, the Deposit Agreement is not and will not be, as of the date hereof or at each Closing Date (as defined herein), adversely affected by the M&A Rules or any official clarifications, guidance, interpretations or implemen-

tation rules in connection with or related to the M&A Rules (collectively, the “M&A Rules and Related Clarifications”).
          (lxii) As of the date of the Statutory Prospectus contained in the General Disclosure Package and as of the date hereof, the M&A Rules did not and do not apply to the issuance and sale of the Offered Securities, the listing and trading of the ADSs on the NYSE, or the consummation of the transactions contemplated by this Agreement and the Deposit Agreement.
          (lxiii) Each of the Company and the Group Entities that were incorporated outside of the PRC has taken, or is in the process of taking, reasonable steps to comply with, and to ensure compliance by each of its shareholders, option holders, directors, officers and employees that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the relevant PRC government agencies (including but not limited to the Ministry of Commerce, the National Development and Reform Commission and the State Administration of Foreign Exchange) relating to overseas investment by PRC residents and citizens or the repatriation of the proceeds from overseas offering and listing by offshore special purpose vehicles controlled directly or indirectly by PRC companies and individuals, such as the Company (the “PRC Overseas Investment and Listing Regulations”), including without limitation, requesting each shareholder, option holder, director, officer and employee that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations.
          (lxiv) No labor dispute with the employees of the Company or any of the Group Entities exists or, to the knowledge of the Company, is imminent, that could reasonably be expected to have a Material Adverse Effect.
          (lxv) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, under the laws of the Cayman Islands and the British Virgin Islands, the courts of the Cayman Islands and British Virgin Islands will recognize and give effect to the choice of law provisions set forth in Section 8(f) hereof and enforce judgments of U.S. courts obtained against the Company to enforce this Agreement; under the laws of the PRC, the choice of law provisions set forth in Section 8(f) hereof will be recognized by the courts of the PRC and any judgment obtained in any state or federal court located in the Borough of Manhattan, The City of New York, New York (each, a “New York Court”) arising out of or in relation to the obligations of the Company under this Agreement will be recognized in PRC courts subject to the applicable provisions of the Civil Procedure Law of the PRC relating to the enforceability of foreign judgments.
          (lxvi) Except as described in the Registration Statement, General Disclosure Package and the Prospectus, the Company has not sold, issued or distributed any Ordinary Shares during the six-month period preceding the date hereof, including any sale pursuant to Rule 144A, Regulation D or Regulation S under the Act, other than Ordinary Shares issued pursuant to share option plans, employee compensation plans or pursuant to outstanding options, rights or warrants.
          (lxvii) The Company has taken all reasonable steps to comply with, and to ensure compliance by all of the Company’s shareholders and prior holders who are PRC residents or PRC citizens with any applicable rules and regulations of the State Administration of Foreign Exchange (the “SAFE Rules and Regulations”), including without limitation, taking reasonable steps to require each of its shareholders and option holders that is, or is directly or indirectly owned or controlled by, a PRC resident or PRC citizen to complete any registration and other procedures required under applicable SAFE Rules and Regulations.

          (lxviii) Each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained in the Registration Statement, each Preliminary Prospectus, the General Disclosure Package, the Prospectus and each Issuer Free Writing Prospectus, if any, has been made or reaffirmed with a reasonable basis and in good faith.
          (lxix) To the best of the Company’s knowledge after due inquiry, the sale of Ordinary Shares by Telstra to General Atlantic Mauritius Limited, Hunt 7-A Guernsey L.P. Inc, Hunt 7-B Guernsey Inc. and Hunt 6-A Guernsey L.P. Inc., and Next Decade (collectively, the “Private Placement Purchasers”) pursuant to a Share Purchase Agreement dated as of August 13, 2010 (the “Private Placement”) was conducted in accordance with Regulation S under the Securities Act or pursuant to an exemption from registration under the Act, and all requirements of Regulation S or of such exemption were duly complied with by the Company, Telstra and Private Placement Purchasers.
          (lxx) Assuming the truth and accuracy of the representations and warranties of Telstra and the Private Placement Purchasers under the Share Purchase Agreement dated as of August 13, 2010, the Private Placement will not be integrated with the offering of Offered Securities hereunder pursuant to applicable rules and regulations issued under the Act.
          (b) Each of the Selling Shareholders (other than as indicated below) severally and not jointly represents and warrants as follows:
          (i) Such Selling Shareholder has been duly organized and is validly existing as a company or a limited partnership, as the case may be, in good standing (where applicable) in its jurisdiction of organization. Such Selling Shareholder now has, and at the Closing Date and the Option Closing Date, as the case may be (as such dates are hereinafter defined), will have, good and valid title to the Ordinary Shares to be deposited with the Depositary against issuance of the ADSs to be sold by such Selling Shareholder hereunder, free and clear of all liens, encumbrances, equities or claims. Assuming the Deposit Agreement has been duly authorized and delivered by the parties thereto, the ADSs so delivered by such Selling Shareholder will be freely transferable by such Selling Shareholder to or for the account of the several Underwriters and (to the extent described in the Prospectus) the initial purchasers thereof; and there are no restrictions on subsequent transfers of the Ordinary Shares or ADSs under the applicable laws of the Cayman Islands, the PRC or the United States, except as described in the Prospectus under the captions “Description of American Depositary Shares”, “Description of Share Capital” or “Shares Eligible for Future Sale”.
          (ii) Such Selling Shareholder has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights and to general equitable principles. The execution and delivery of this Agreement and the consummation by such Selling Shareholder of the transactions herein contemplated and the fulfillment by such Selling Shareholder of the terms hereof will not require any consent, approval, authorization, or other order of, or qualification with, any court, regulatory body, administrative agency or other governmental body for the performance by the respective Selling Shareholder of its obligations under such Agreement (except as may be required under the Act by the Commission, by FINRA and as may be required under the securities laws of various U.S. States (or Blue Sky laws) or foreign jurisdictions, such consents that have already been obtained or such consents the absence of which would not, individually or in the aggregate, have a material adverse effect on the ability of such Selling Shareholder to consummate the transactions contemplated hereby).

          (iii) The execution and delivery of this Agreement by such Selling Shareholder and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, (a) the certificate, articles of incorporation, by-laws or similar organizational documents of such Selling Shareholder, (b) any other agreement or instrument binding upon such Selling Shareholder or any judgment, order, writ or decree applicable to such Selling Shareholder of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over such Selling Shareholder, or (c) otherwise contravene any provision of applicable law, except in the case of (b) and (c) as would not, individually or in the aggregate, prevent the consummation by the Selling Shareholder of the transactions contemplated hereby.
          (iv) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Offered Securities of the Company and, other than as permitted by the Act, the respective Selling Shareholder will not distribute any prospectus or other offering material in connection with the offering of the Offered Securities.
          (v) Other than Telstra, which makes no representation or warranty as to any matter addressed in this paragraph, the questionnaire containing certain information regarding such Selling Shareholder and the election form which sets forth the amount of Shares such Selling Shareholder has elected to sell in the Offering (the “Questionnaire and Election Form”), completed by such Selling Shareholder and submitted to the Company by facsimile on or before August 6, 2010 does not and as of each Closing Date will not contain any untrue statement of material fact nor does it omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and such Selling Shareholder’s election to sell the number of Shares indicated in the Election Form is valid and binding on such Selling Shareholder.
          (vi) Except as disclosed in the Registration Statement, General Disclosure Package or the Prospectus, no consent, approval or waiver is required under any instrument or agreement to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or under which it is entitled to any right or benefit, in connection with the offering, sale or purchase by the Underwriters of any of the Firm Shares which may be sold by such Selling Shareholder under this Agreement or the consummation by such Selling Stockholder of any of the other transactions contemplated hereby;
          (vii) There are no affiliations or associations between any of the Underwriters and such Selling Shareholder or any affiliate of such Selling Shareholder, except as set forth in the Registration Statement.
          (viii) Other than Telstra, which makes no representation or warranty as to any matter addressed in this paragraph, each Selling Shareholder has deposited, or will deposit on or prior to the Closing Date (as defined below), the Firm Shares with the Depositary against the issuance of the ADSs to be sold by it to the Underwriters and has instructed or will instruct the Depositary to deliver such ADSs to the Underwriters against payment by the Underwriters therefor at the Closing Date (as defined below).
          (ix) No stamp or other issuance or transfer taxes or duties or similar taxes are payable in the United States or the Cayman Islands by or on behalf of the Underwriters, the Company, or the purchasers of the Offered Securities to any taxing authority thereof or therein in connection with (i) the sale and delivery of Firm Shares and Option Shares by each Selling Shareholder, in accordance with the terms of this Agreement and as described in the Registration Statement, the General Disclosure Package

and the Prospectus or (ii) the sale and delivery by the Underwriters of Offered Securities to the initial purchasers thereof in accordance with the terms of this Agreement.
          (x) Such Selling Shareholder has not, prior to the execution of this Agreement, offered or sold any Shares by means of any “prospectus” (within the meaning of the Act), or used any “prospectus” (within the meaning of the Act) in connection with the Offering, in each case other than the then most recent Preliminary Prospectus.
          (xi) Such Selling Shareholder has reviewed the Registration Statement, the General Disclosure Package and the Prospectus, and none of the information furnished to the Company by such Selling Shareholder in writing expressly for use in the Registration Statement, as of its effective time, the General Disclosure Package, as of the Applicable Time, any individual Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such Selling Shareholder makes no representation or warranty as to information contained in or omitted from any Issuer Free Writing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 herein.
          (xii) The sale of the Firm ADSs and the Option ADSs by such Selling Shareholder pursuant hereto is not prompted by any material information concerning the Company or any of the Group Entities which is not set forth in the Registration Statement, the General Disclosure Package and the Prospectus.
          (xiii) The Offered Securities to be sold by such Selling Shareholder, when issued and delivered against payment therefor, will be freely transferable by the Selling Shareholders to or for the account of the several Underwriters and (to the extent described in the Prospectus) the initial applicable purchasers thereof; and there are no restrictions on subsequent transfers of such Offered Securities under the laws of the PRC, the Cayman Islands, the British Virgin Islands, Hong Kong or the United States except as described in the General Disclosure Package under the captions “Description of Share Capital”, “Description of American Depositary Shares”, “Shares Eligible for Future Sale” and “Underwriting.”
          (xiv) The Selling Shareholder and any of its direct or indirect owners or controlling persons, that is a PRC resident or PRC citizen is in compliance with any applicable SAFE Rules and Regulations, including without limitation, having completed or being in the process of completing any registration and other procedures required under applicable SAFE Rules and Regulations.
          (xv) Neither such Selling Shareholder nor any director of the Company who is an employee of such Selling Shareholder, nor, to the knowledge of such Selling Shareholder, any employee or controlled affiliate of such Selling Shareholder (which for the avoidance of doubt shall not be deemed to include the Company, and of the Group Entities or any shareholder of the Company other than such Selling Shareholder) has taken any action, directly or indirectly, that would result in a violation by such persons of laws and regulations imposing U.S. economic sanctions measures, including, but not limited to, any sanctions administered by the U.S. Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) and the Office of Export Enforcement of the U.S. Department of Commerce (“OEE”), and any sanctions measures under the International Emergency Economic Powers Act, the Trading with the Enemy Act, the United Nations Participation Act, and the Syria Accountability and Lebanese Sovereignty Act, all as amended, and any executive order, directive, or regulation pursuant to the authority of any of the foregoing, including the regulations of the United States Treasury Department set forth under 31 CFR, Subtitle B, Chapter V, as amended, or any orders or licenses issued thereunder; and such Selling

Shareholder will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC or the OEE or for the purpose of financing any activity that is prohibited as to U.S. persons under U.S. sanctions administered by OFAC or the OEE.
          (xvi) With respect to Telstra, concerning which the Selling Shareholders other than Telstra make no representation or warranty as to any matter addressed in this paragraph, no registration under the Act is required for the offer and sale of the Ordinary Shares by Telstra to the Private Placement Purchasers, pursuant to a Share Purchase Agreement dated as of August 13, 2010.
     2.  Purchase and Sale with respect to the Firm Shares.
          (a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company agrees to sell to the Underwriter [•] Firm Shares and each of the Selling Shareholders, severally and not jointly, agrees to sell to the Underwriters the number of Firm Shares set forth opposite the name of such Selling Shareholder in Schedule II hereof, and each Underwriter agrees, severally and not jointly, to purchase, at a price of $[•] per ADS, the number of Firm ADSs set forth opposite the name of each Underwriter in Schedule I hereof, subject to adjustments in accordance with Section 9 hereof. The number of Firm ADSs to be purchased by each Underwriter from each Selling Shareholder shall be as nearly as practicable in the same proportion to the total number of Firm ADSs being sold by each Selling Shareholder as the number of Firm ADSs being purchased by each Underwriter bears to the total number of Firm ADSs to be sold hereunder. The obligations of each of the Selling Shareholders shall be several and not joint.
          (b) Other than Telstra, which makes no representation or warranty as to any matter addressed in this paragraph, certificates in negotiable form for the total number of the Shares underlying the total number of ADSs to be sold hereunder by the Selling Shareholders have been placed in custody with the Company as custodian (the “Custodian”) pursuant to the Custodian Agreement executed by each Selling Shareholder for delivery of all Firm ADSs and any Option ADSs to be sold hereunder by the Selling Shareholders. Each of the Selling Shareholders specifically agrees that the Firm ADSs and any Option ADSs represented by the certificates held in custody for the Selling Shareholders under the Custodian Agreement are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Shareholders for such custody are to that extent irrevocable, and that the obligations of the Selling Shareholders hereunder shall not be terminable by any act or deed of the Selling Shareholders (or by any other person, firm or corporation including the Company, the Custodian or the Underwriters) or by operation of law (including the death of an individual Selling Shareholder or the dissolution of a corporate Selling Shareholder) or by the occurrence of any other event or events, except as set forth in the Custodian Agreement. If any such event should occur prior to the delivery to the Underwriters of the Firm ADSs or the Option ADSs hereunder, certificates for the Firm Shares underlying the Firm ADSs or the Options Shares underlying the Option ADSs, as the case may be, shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such event has not occurred. The Custodian is authorized to receive and acknowledge receipt of the proceeds of sale of the ADSs representing the Shares held by it against delivery of such ADSs.
          (c) Payment for the Firm ADSs to be sold hereunder is to be made in Federal (same day) funds to(x) an account designated by the Company for the ADSs to be sold by it, (x) an account designated by Telstra for the Firm ADSs to be sold by it and (y) to an account designated by the Custodian for the Firm ADSs to be sold by the Selling Shareholders (other than Telstra), in each case against delivery of certificates therefor to the Representatives for the several accounts of the Underwriters. Such payment and delivery are to be made through the facilities of The Depository Trust Company at 10:00 a.m., New York time, on September

[•], 2010 or at such other time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the “Closing Date.” (As used herein, “business day” means a day on which the NYSE is open for trading and on which banks in the City of New York, New York are open for business and not permitted by law or executive order to be closed.) The certificates for the Firm Shares shall be delivered by the Selling Shareholders, other than Telstra, in such denominations and in such registrations as the Representatives request in writing not later than the second full business day prior to the Closing Date, and will be made available for inspection by the Representatives at least one business day prior to the Closing Date.
          (d) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Shareholders hereby grant an option to the several Underwriters to purchase the Option ADSs at the price per ADS as set forth in Section 2(a) hereof. The maximum number of Option ADSs to be sold by the Selling Shareholders is set forth opposite their respective names on Schedule II hereto. The option granted hereby may be exercised in whole or in part by giving written notice (i) at any time before the Closing Date and (ii) only once thereafter within 30 days after the date of this Agreement, by you, as Representatives of the several Underwriters, to the Company and Telstra setting forth the number of Option ADSs as to which the several Underwriters are exercising the option and the time and date at which such certificates are to be delivered. If the option granted hereby is exercised in part, the respective number of Option ADSs to be sold by the each of the Selling Shareholders listed in Schedule II hereto shall be determined on a pro rata basis in accordance with the percentages set forth opposite their names on Schedule II hereto, adjusted by you in such manner as to avoid fractional shares or fractional ADSs. The time and date at which certificates for Option ADSs are to be delivered shall be determined by the Representatives but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the “Option Closing Date”). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The number of Option ADSs to be purchased by each Underwriter shall be in the same proportion to the total number of Option Shares being purchased as the number of Firm ADSs being purchased by such Underwriter bears to the total number of Firm ADSs, adjusted by you in such manner as to avoid fractional Ordinary Shares or fractional ADSs. The option with respect to the Option ADSs granted hereunder may be exercised only to cover over-allotments in the sale of the Firm ADSs by the Underwriters. You, as Representatives of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company, Telstra and the Attorney-in-Fact. To the extent, if any, that the option is exercised, payment for the Option ADSs shall be made on the Option Closing Date in Federal (same day) funds drawn to the order of Telstra for the Option ADSs to be sold by it against delivery of certificates therefor through the facilities of The Depository Trust Company, the City of New York, New York.
          (e) If on the Closing Date or Option Closing Date, as the case may be, any Selling Shareholder fails to sell the Firm ADSs or Option ADSs which such Selling Shareholder has agreed to sell on such date as set forth in Schedule II hereto, the Company agrees that it will sell or arrange for the sale of that number of ADSs to the Underwriters which represents Firm ADSs or the Option ADSs which such Selling Shareholder has failed to so sell, as set forth in Schedule II hereto, or such lesser number as may be requested by the Representatives.
     3.  Sale of Offered Securities to Public; Delivery and Payment.
          (a) It is understood that the several Underwriters are to make an offering of the Offered Securities in the manner contemplated in the Registration Statement as soon as the Representatives deem it advisable to do so. The Offered Securities are to be initially offered to the public in the United States and outside the United States at the initial public offering price set forth in the Prospectus (the “Offer Price”). The Representatives may from time to time thereafter change the Offer Price and other selling terms.
          (b) It is further understood that you will act as the Representatives for the Underwriters in the offering and sale of the Offered Securities in accordance with the Master Agreement Among Underwriters entered into by you and the several other Underwriters.
     4. Covenants of the Company and the Selling Shareholders.
          (a) The Company covenants and agrees with the several Underwriters that:
          (i) The Company will (a) prepare and timely file with the Commission under Rule 424(b) under the Act a Prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A, 430B or 430C under the Act, and (b) not file any amendment to the Registration Statement or distribute an amendment or supplement to the General Disclosure Package or the Prospectus of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations.
          (ii) The Company will (a) not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Act) required to be filed by the Company with the Commission under Rule 433 under the Act unless the Representatives approve its use in writing prior to first use (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Representatives hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus(es) included in Schedule III hereto, (b) treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, (c) comply with the requirements of Rules 164 and 433 under the Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and (d) not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder. The Company will satisfy the conditions in Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.
          (iii) The Company will advise the Representatives promptly (a) when the Registration Statement or any post-effective amendment thereto shall have become effective, (b) of receipt of any comments from the Commission, (c) of any request of the Commission for amendment of the Registration Statement or for supplement to the General Disclosure Package or the Prospectus or for any additional information, and (d) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or of the institution of any proceedings for that purpose or pursuant to Section 8A of the Act. The Company will use its best efforts to prevent the issuance of any such order and to obtain as soon as possible the lifting thereof, if issued.
          (iv) The Company will cooperate with the Representatives in endeavoring to qualify the Offered Securities for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Offered Securities.
          (v) The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Preliminary Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Issuer Free Writing Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) (the “Prospectus Delivery Period”) is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. The Company will deliver to the Representatives at or before the Closing Date, four signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested) and of all amendments thereto, as the Representatives may reasonably request.
          (vi) The Company will comply with the Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Offered Securities as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with applicable law.
          (vii) If the General Disclosure Package is being used to solicit offers to buy the Offered Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances, not misleading, or to make the statements therein not conflict with the information contained in the Registration Statement then on file, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will prepare, file with the Commission (if required) and furnish to the Underwriters and any dealers an appropriate amendment or supplement to the General Disclosure Package so that the General Disclosure Package as so amended or supplemented will not, in the light of the circumstances, be misleading or conflict with the Registration Statement then on file, or so that the General Disclosure Package will comply with the law.
          (viii) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 under the Act and will advise you in writing when such statement has been so made available.
          (ix) Prior to the Closing Date, the Company will furnish to the Underwriters, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement and the Prospectus.
          (x) No offering, sale, short sale or other disposition of any Ordinary Securities of the Company or other securities convertible into or exchangeable or exercisable for Ordinary Shares or derivative of Ordinary Shares (or agreement for such) will be made for a period of 180 days after the date of the Prospectus, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of each of the Representatives. Notwithstanding the foregoing, if (a) during the last 17 days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period following the last day of the 180-day restricted period, then in each case the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless each of the Representatives waives, in writing, such extension.
          (xi) The Company will use its best efforts to list the ADSs on the NYSE and maintain the listing of the ADSs on the NYSE.
          (xii) The Company has caused each shareholder (including option holders, but except for Telstra, which has entered into a lock-up agreement through Section 4(b)(i) hereof), officer and director of the Company to furnish to you, on or prior to the date of this agreement, a letter or letters, substantially in the form attached hereto as Exhibit A (the “Lock-up Agreement”); and the Company will not facilitate any shareholder’s conversion of Ordinary Shares to ADSs during the effective period of such Lock-up Agreements (including any automatic extension thereof as contemplated therein) and not to release the Depositary from the obligations set forth in, or otherwise amend, terminate or fail to enforce, the Depositary Agreement without the consent of the Representatives.
          (xiii) The Company will use its best efforts to procure its shareholders who are PRC residents to comply with any applicable registrations or approvals required by the State Administration of Foreign Exchange (the “SAFE”).
          (xiv) The Company will provide the Depositary with all the necessary authorizations, information and instructions to enable the Depositary to perform its duties in accordance with and as contemplated by the terms of this Agreement, the Deposit Agreement, the Registration Statement, General Disclosure Package and the Prospectus.
          (xv) The Company will indemnify and hold harmless the Underwriters against any documentary, stamp or similar issuance tax, including any interest and penalties, on the creation, issuance and sale of the Offered Securities and on the execution and delivery of this Agreement. All payments to be made by the Company hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.
          (xvi) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.
          (xvii) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; the Company shall give the Representatives notice of any filings made pursuant to the Exchange Act or the rules or regulations of the Commission under the Exchange Act within 48 hours prior to the Applicable Time; the Company will give the Representatives notice of its intention to make any such filing from the Applicable Time to the Closing Date and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall object.
          (xviii) Upon request of any Underwriter, the Company will furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the online offering of the ADSs (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.
          (xix) Prior to each Closing Date, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Company or any of the Group Entities, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any of the Group Entities, or the offering of the ADSs, without the prior consent of the Representatives (which consent shall not to be unreasonably withheld or delayed).
          (xx) The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Offered ADSs in such a manner as would require the Company to register as an investment company under the 1940 Act.
          (xxi) The Company will not engage, directly or indirectly, in any other activities that would result in such breach of U.S. Sanctions or any embargos or sanctions regulations imposed by the United Nations. For the purposes of this paragraph, “U.S. Sanctions” include all U.S. sanctions or regulations issued or administered by the OFAC, all U.S. regulations codified in Chapter V of title 31, U.S. Code of Federal Regulations, all U.S. regulations issued under the authority of the Trading with the Enemy Act, the International Emergency Economic Powers Act, the International Security and Development Cooperation Act, the Antiterrorism and Effective Death Penalty Act, the Cuban Liberty and Democratic Solidarity (Libertad) Act, or the United Nations Participation Act, the aforementioned statutes themselves, and all orders, licenses or rules issued under the authority of any of the foregoing. The Company will maintain and implement adequate internal controls and procedures to monitor and audit transactions that are reasonably designed to detect and prevent any use of the proceeds from the offering of the ADSs contemplated hereby that is inconsistent with any of the Company’s representations and obligations under this paragraph.

          (b) Each of the Selling Shareholders covenants and agrees with the several Underwriters that:
          (i) No offering, sale, short sale or other disposition of any Ordinary Shares or other share capital of the Company or other securities convertible, exchangeable or exercisable for Ordinary Shares or derivative of Ordinary Shares owned by the Selling Shareholder or request the registration for the offer or sale of any of the foregoing (or as to which the Selling Shareholder has the right to direct the disposition of) will be made for a period of 180 days after the date of this Agreement, directly or indirectly, by such Selling Shareholder, other than as contemplated hereby or with the prior written consent of each of the Representatives on behalf of all of the Underwriters. Notwithstanding the foregoing, if (a) during the last seventeen days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the sixteen-day period following the last day of the 180-day restricted period, then in each case the restrictions imposed by this Section 4(b)(i) shall continue to apply until the expiration of the eighteen-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless each of the Representatives waives on behalf of all of the Underwriters, in writing, such extension; provided, however, that nothing in this paragraph shall prohibit Telstra from selling and transferring the Ordinary Shares to the Private Placement Purchasers pursuant to the Private Placement.
          (ii) In order to document the Underwriters’ compliance with the reporting and withholding provisions of the U.S. Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transactions herein contemplated, such Selling Shareholder agrees to deliver to you prior to or on the Closing Date a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).
          (iii) Such Selling Shareholder will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of the Offered Securities.
          (iv) Such Selling Shareholder agrees that it will not prepare or have prepared on its behalf or use or refer to, any “free writing prospectus” (as defined in Rule 405 under the Act), and agrees that it will not distribute any written materials in connection with the offer or sale of the Offered Securities.
          (v) During the Prospectus Delivery Period, such Selling Shareholder will advise the Representatives promptly, and will confirm such advice in writing to the Representatives, of any change in the information relating to such Selling Shareholder in the Registration Statement, the Prospectus or any document comprising the General Disclosure Package.
          (vi) Such Selling Shareholder will pay any documentary, stamp or similar issue tax, including any interest and penalties, on the sale of the Firm Shares and, the Option Shares and arising as a result of its execution and delivery of this Agreement. All payments to be made by such Selling Shareholder hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless such Selling Shareholder is compelled by law to deduct or withhold such taxes, duties or charges. In that event, such Selling Shareholder shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

          (vii) Such Selling Shareholder and/or its direct or indirect owners or controlling persons that is a PRC resident or PRC citizen will use its best efforts to comply with any applicable SAFE Rules and Regulations, including without limitation, completing any registration and other procedures required under applicable SAFE Rules and Regulations, and irrevocably authorizing the controlling person in writing, in accordance with applicable SAFE Rules and Regulations, to handle any registrations and other procedures required under applicable SAFE Rules and Regulations on their behalf.
          (viii) (i) The net proceeds received by such Selling Shareholder from the sale of the ADSs pursuant to this Agreement will not directly or indirectly be used, or lent, contributed or otherwise made available to any subsidiary, joint venture partner or other person or entity, towards any sales or operations in Belarus, Cote d’Ivoire, Cuba, Democratic Republic of the Congo, Iran, Iraq, Liberia, Myanmar, North Korea, Syria, Sudan, Zimbabwe or any other country sanctioned by OFAC or for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by the OFAC, Her Majesty’s Treasury or the European Union; (ii) to use the net proceeds received by it from the sale of the ADSs pursuant to this Agreement in a manner that will be in compliance with and will not result in the breach by any person of the U.S. Sanctions or any embargos or sanctions regulations imposed by the United Nations; and (iii) not to engage, directly or indirectly, in any other activities that would result in such breach of U.S. Sanctions or any embargos or sanctions regulations imposed by the United Nations. For the purposes of this paragraph, “U.S. Sanctions” include all U.S. sanctions or regulations issued or administered by the OFAC, all U.S. regulations codified in Chapter V of title 31, U.S. Code of Federal Regulations, all U.S. regulations issued under the authority of the Trading with the Enemy Act, the International Emergency Economic Powers Act, the International Security and Development Cooperation Act, the Antiterrorism and Effective Death Penalty Act, the Cuban Liberty and Democratic Solidarity (Libertad) Act, or the United Nations Participation Act, the aforementioned statutes themselves, and all orders, licenses or rules issued under the authority of any of the foregoing.
          (ix) Each of the Selling Shareholders (except for Telstra, which has entered into a lock-up agreement through Section 4(b)(i) hereof) will furnish to you, on or prior to the date of this Agreement, a Lock-up Agreement.
     5. Costs and Expenses.
          The Company will pay all costs, expenses and fees incident to the performance of the obligations of the Company under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, Preliminary Prospectuses, the Issuer Free Writing Prospectuses, the Prospectus, this Agreement, the Underwriters’ invitation letter, the listing application, the Blue Sky survey and any supplements or amendments thereto; the filing fees of the Commission; the filing fees of FINRA; the listing fee of the NYSE; and the costs and expenses (including without limitation any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Offered Securities made by the Underwriters caused by a breach of the representation in Section 1(a)(ii)). Telstra agrees to pay for roadshow expenses incurred in connection with the offering up to an aggregate amount of US$500,000. Any transfer taxes imposed on the sale of the Offered Securities to the several Underwriters will be paid by the Company and each Selling Shareholder pro rata. The Company shall not, however, be required to pay for any of the Underwriter’s expenses (other than those related to qualification under FINRA rules or regulations and Blue Sky laws) except that, if this Agreement shall not be consummated because the conditions in Section 6 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 11 hereof, or by reason of any failure, refusal or inability on the part of the Company or the Selling Shareholders to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on their part to be performed, unless such failure, refusal or inability is due primarily to the default or omission of any Underwriter, the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Offered Securities or in contemplation of performing their obligations hereunder; but the Company and the Selling Shareholders shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Offered Securities. All amounts payable hereunder in respect of fees and expenses shall be paid in U.S. dollars and free and clear of, and without any deduction or withholding for or on account of, any applicable taxes, levies, duties, charges or other deductions or withholdings levied in any jurisdiction from or through which payment is made, unless such deduction or withholding is required by applicable law, in which event the Company or the relevant Selling Shareholder, as the case may be, will pay additional amounts so that the persons entitled to such payments will receive the amount that such persons would otherwise have received but for such deduction or withholding (except as otherwise provided hereunder).
          Except as otherwise provided above, any out-of-pocket expenses incurred by the several Underwriters for the “road show” in connection with the offering and sale of the Offered ADSs that have not been reimbursed by the Company or the Selling Shareholder shall be bourne by the Underwriters in the same proportion as the respective underwriting obligations of the Underwriters.
     6. Conditions of Obligations of the Underwriters.
          (a) The several obligations of the Underwriters to purchase the Firm Securities on the Closing Date and the Option Securities, if any, on the Option Closing Date are subject to the accuracy, as of the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company, the Founder and each of the Selling Shareholders contained herein, and to the performance by the Company and each of the Selling Shareholders of their covenants and obligations hereunder and to the following additional conditions:
          (i) Each of the Registration Statement and the ADS Registration Statement and all post-effective amendments thereto shall have become effective and the Prospectus and each Issuer Free Writing Prospectus required shall have been filed as required by Rules 424, 430A, 430B, 430C or 433 under the Act, as applicable, within the time period prescribed by, and in compliance with, the Rules and Regulations, and any request of the Commission for additional information (to be included in the Registration Statement, the ADS Registration Statement or otherwise) shall have been disclosed to the Representatives and complied with to their reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement, as amended from time to time, shall have been issued; no proceedings for that purpose or pursuant to Section 8A under the Act shall have been taken or, to the knowledge of the Company or the Selling Shareholders, shall be contemplated or threatened by the Commission; and no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance and sale of the Offered Securities.
          (ii) As of the Applicable Time, the Representatives shall have received certified copies of the shareholders’ resolutions and the resolutions of the administrative board of the Company authorizing the Offering and of the resolutions of the board of directors of each Selling Shareholder, authorizing the issuance and sale of the Offered Securities.
          (iii) Subsequent to the earlier of (A) the Applicable Time and (B) the execution and delivery of this Agreement, if there are any debt securities or preferred stock of or guaranteed by the Company or any of the Group Entities that are rated by a “nationally recognized statistical rating organization,” as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, (i) no downgrading shall have occurred in the rating accorded any such debt securities or preferred stock and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any such debt securities or preferred stock (other than an announcement with positive implications of a possible upgrading).
          (iv) No event or condition of a type described in Section 1(a)(xxxi) hereof shall have occurred or shall exist, which event or condition is not described in the General Disclosure Package (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment any of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Offered Securities on the Closing Date or the Option Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the General Disclosure Package and the Prospectus.
          (v) On or after the date hereof there shall not have occurred any of the following: (a) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the PRC or the United States would, in your judgment, make it impracticable or inadvisable to market the Offered Securities or to enforce contracts for the sale of the Offered Securities, or (b) suspension of trading in securities generally on the NYSE, the American Stock Exchange, the NASDAQ Global Market, the Shanghai Stock Exchange or the Shenzhen Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on any such exchange, (c) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company, (d) the declaration of a banking moratorium by People’s Republic of China, United States or New York State authorities, (e) the suspension of trading of the Company’s ADSs by the NYSE, the Commission, or any other governmental authority or, (f) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs, the effect of which in the judgment of any of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Offered Securities on the Closing Date or the Option Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the General Disclosure Package and the Prospectus.
          (vi) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinions and disclosure letter of Sidley Austin LLP, special United States counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters, in the form set forth in Exhibit B.
          (vii) The Representatives shall have received on the Closing Date, the opinion of Milbank Tweed Hadley McCloy LLP, special United States counsel for the Company, dated the Closing Date, addressed to the Underwriters, stating that (i) the Private Placement was conducted in accordance with Regulation S under the Securities Act or pursuant to an exemption from registration under the Act, and (ii) the Private Placement will not be integrated with the offering of Offered Securities hereunder pursuant to applicable rules and regulations issued under the Act.
          (viii) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinions of King & Wood, PRC counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters, in the form set forth in Exhibit C.

          (ix) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinions of Conyers Dill & Pearman, Cayman Islands and British Virgin Islands counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters, in the form set forth in Exhibit D.
          (x) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinions of Haldanes, special Hong Kong S.A.R. counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters, in the form set forth in Exhibit E.
          (xi) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinions of [•], United States counsel for the Selling Shareholders (other than Telstra), dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters in the form set forth in Exhibit F.
          (xii) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinions (including a no registration opinion related to the sale of Ordinary Shares by Telstra to certain investors pursuant to an exemption from registration under the Act) of Sullivan & Cromwell LLP, special United States counsel to Telstra, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters in the form set forth in Exhibit G.
          (xiii) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinions of local counsel for the Founder and the Selling Shareholders, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters), in their respective form set forth in Exhibit H.
          (xiv) The Representatives shall have received from Simpson Thacher & Bartlett LLP, United States counsel for the Underwriters, such opinions and disclosure letter, dated the Closing Date, with respect to such matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.
          (xv) The Representatives shall have received from Fangda Partners, PRC counsel for the Underwriters, such disclosure letter, opinion or opinions, dated the Closing Date, with respect to such matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.
          (xvi) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, such opinion or opinions dated the Closing Date or the Option Closing Date, as the case may be, of Paul, Hastings, Janofsky & Walker LLP, counsel to the Depositary, in their respective form set forth in Exhibit I.
          (xvii) You shall have received, on each of the date hereof, the Closing Date and, if applicable, the Option Closing Date, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to you, of Ernst & Young Hua Ming confirming that they are an independent registered public accounting firm with respect to the Company and the Group Entities within the meaning of the Act and the applicable Rules and Regulations and the PCAOB and stating that in their opinion the financial statements and schedules examined by them and included in the Registration Statement, the General Disclosure Package and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related Rules and Regulations; and

containing such other statements and information as is ordinarily included in accountants’ “comfort letters” to Underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement, the General Disclosure Package and the Prospectus.
          (xviii) The Representatives shall have received on the Closing Date and, if applicable, the Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents in the form set forth in Exhibit J.
          (xix) The Representatives shall have received as of the Applicable Time and on the Closing Date and, if applicable, the Option Closing Date, as the case may be, a certificate of each of the Selling Shareholders to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents in the form set forth in Exhibit K.
          (xx) On the date hereof, the Selling Shareholders (except for Telstra) shall have furnished for review by the Representatives executed copies of the Power of Attorney and Custodian Agreement.
          (xxi) Each of the Selling Shareholders shall have transferred the Firm Shares to be sold in accordance with Section 2 above.
          (xxii) The Firm Shares and Option Shares, if any, have been duly listed, subject to notice of issuance, on the NYSE.
          (xxiii) The Lockup Agreements described in Sections 4(a)(xii) and 4(b)(ix) and as set forth in Exhibit A are in full force and effect.
     7. Conditions of the Obligations of the Company and the Selling Shareholders.
          The obligations of the Company and each of the Selling Shareholders to sell and deliver the portion of the Firm Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened, (ii) Telstra shall have received the disclosure letter of Sidley Austin LLP, United States counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to Telstra, in the form set forth in Exhibit B, (iii) Telstra shall have received the letter from Ernst & Young Hua Ming specified in Section 6(a)(xvi) and (iv) each of the Company and the Founder shall have executed and delivered to Telstra a Master Transaction Agreement in a form and substance satisfactory to Telstra, addressing, among other matters, payment of certain previously declared dividends and indemnification arrangements for the benefit of Telstra and its affiliates.
     8. Indemnification.
          (a)
          (1) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with (i) written information furnished to the Company by or through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 13 herein.
          (2) The Founder agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; provided, however, that the Founder will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with (i) written information furnished to the Company by or through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 13 herein; provided, further that none of the Underwriters shall be entitled to seek indemnification under this subsection 8(a)(2) from the Founder unless (i) the Company has filed for bankruptcy protection, announced that it is insolvent, received a going-concern qualification from its independent public accountants, or announced that there is considerable doubt that it will be able to continue as a going concern, or (ii) a decree or order by a court having jurisdiction shall have been entered under any applicable bankruptcy, insolvency, reorganization or other similar law (A) adjudging the Company or any of its “Significant Subsidiaries” (as defined in Regulation S-X under the Act) as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Company or any of its Significant Subsidiaries or (B) appointing a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or any of its Significant Subsidiaries or any of its property or (C) ordering the winding up or liquidation of the affairs of the Company or any of its Significant Subsidiaries.
          (3) The Company and the Founder agree to reimburse each Underwriter and each such controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Offered Securities, whether or not such Underwriter or controlling person is a party to any action or proceeding. In the event that it is finally judicially determined that the Underwriters were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriters will promptly return all sums that had been advanced pursuant hereto; provided, however that none of the Underwriters shall be entitled to seek reimbursement under this subsection 8(a)(3) from the Founder unless both of the following conditions are met: (a) the Underwriter shall first have sought reimbursement from the Company in writing under subsection 8(a)(3) and (b) the Company has not satisfied such request for indemnification in full within 30 days of written notification. Notwithstanding the foregoing, an Underwriter shall not be required to make an initial demand on the Company if the Company has filed for bankruptcy protection, announced that it is insolvent, received a going-concern qualification from its independent public accountants, or announced that there is considerable doubt that it will be able to continue as a going concern.
          (b) Each of the Selling Shareholders, other than Telstra, agrees, severally and not jointly, to indemnify the Underwriters and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or controlling person may become subject under the Act or otherwise; provided, however, that such Selling Shareholder will be liable in any such case only to the extent such losses, claims, damages or liabilities arise out of or are based upon an untrue statement of a material fact in, or an omission of a material fact required or necessary to be stated in order to make the statements that are made not misleading from, the information relating to such Selling Shareholder furnished to the Company by such Selling Shareholder in writing expressly for use in the Registration Statement, as of its effective time, the General Disclosure Package, as of the Applicable Time, and any individual Limited Use Free Writing Prospectus; provided, further, that the aggregate liability of each Selling Shareholder pursuant to this Section 8(b) shall not exceed the aggregate net proceeds before expenses received by such Selling Shareholder from the Underwriters for the Offered Securities. This indemnity obligation will be in addition to any liability which the Company, the Founder and Telstra may otherwise have.
          (c) Telstra agrees to indemnify the Underwriters and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or controlling person may become subject under the Act or otherwise; provided, however, that Telstra will be liable in any such case only to the extent such losses, claims, damages or liabilities arise out of or are based upon an untrue statement of a material fact in, or an omission of a material fact required or necessary to be stated in order to make the statements that are made not misleading from, the information relating to Telstra furnished to the Company by Telstra in writing expressly for use in the Registration Statement, as of its effective time, the General Disclosure Package, as of the Applicable Time, and any individual Limited Use Free Writing Prospectus. This indemnity obligation will be in addition to any liability which the Company, the Founder and the Selling Shareholders, other than Telstra, may otherwise have.
          (d) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each of the Selling Shareholders, the Founder and each person, if any, who controls the Company, such Selling Shareholders or the Founder within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, Selling Shareholder or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, Selling Shareholder or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 13 herein. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.
          (e) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing. No indemnification provided for in Section 8(a), (b), (c) or (d) shall be available to any party who shall fail to give notice as provided in this Section 8(e) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a), (b), (c) or (d). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event that (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties (in addition to any local counsel). Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 8(a), (b) or (c) and by the Company, the Founder and the Selling Shareholders in the case of parties indemnified pursuant to Section 8(c). If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 8(a), (b) or (c) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.
          (f) To the extent that the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a), (b), (c) or (d) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Founder and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Offered Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Founder and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Founder or the Selling Shareholders on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
          The Company, the Founder, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(f) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (f), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Offered Securities purchased by such Underwriter, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and (iii) no Selling Shareholder shall be required to contribute any amount in excess of the proceeds received by such Selling Shareholder from the Underwriters in the offering. The Underwriters’ obligations in this Section 8(f) to contribute are several in proportion to their respective underwriting obligations and not joint.
          (g) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join it as an additional defendant in any such proceeding in which such other contributing party is a party. In any proceeding relating to the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, any supplement or amendment thereto, or in relation to or in connection with this Agreement, each of the Company and the Selling Shareholders irrevocably submits to the jurisdiction of the courts of any U.S. federal and state court located in the City of New York, and waives any objection to proceedings in such courts whether on the grounds that the proceedings have been brought in an inconvenient forum or otherwise. These submissions are made for the benefit of the Underwriters and shall not affect the right of the Underwriters to take proceedings in any other court of competent jurisdiction nor shall the taking of proceedings in one or more jurisdiction preclude the Underwriters from taking proceedings in any other jurisdiction (whether concurrently or not).
          (h) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company, the Founder and the Selling Shareholders set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company, the Founder or the Selling Shareholders (ii) acceptance of any Offered Securities and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, or any person controlling any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, the Founder and the Selling Shareholders, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.
     9. Default by Underwriters.
          If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Offered Securities which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company or a Selling Shareholder), you, as Representatives of the Underwriters, shall use your reasonable efforts to procure within 24 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company and the Selling Shareholders such amounts as may be agreed upon and upon the terms set forth herein, the Offered Securities which the defaulting Underwriter or Underwriters failed to purchase. If during such 24 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Offered Securities agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Offered Securities to be purchased on the Closing Date or the Option Closing date, as the case may be, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Offered Securities which they are obligated to purchase hereunder, to purchase the Offered Securities which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of shares of Offered Securities with respect to which such default shall occur exceeds 10% of the Offered Securities to be purchased on the Closing Date or the Option Closing Date, as the case may be, the Company and the Selling Shareholders or you as the Representatives of the Underwriters will have the right, by written notice given within the next 24-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company or of the Selling Shareholders except to the extent provided in Sections 5 and 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes in the Registration Statement, the General Disclosure Package or in the Prospectus or in any other documents or arrangements may be effected. The term “Underwriter” includes any person substituted for a defaulting Underwriter. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
     10. Notices.
          All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied or telegraphed and confirmed as follows: if to the Underwriters, to each of Deutsche Bank Securities Inc., 60 Wall Street, 4th Floor, New York, New York 10005; Attention: Syndicate Manager, with a copy to Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005, Attention: General Counsel; Goldman Sachs (Asia) L.L.C., 68/F Cheung Kong Center, 2 Queen’s Road Central, Hong Kong; if to the Company, the Founder or the Selling Shareholders (other than Telstra), to SouFun Holdings Limited, 8/F, Tower 3, Xihuan Plaza, 1 Xizhimenwai Street, Xicheng District, Beijing 100044, China, Attention: [Vincent Mo]; if to Telstra, to Telstra International Holdings Limited, 41/242 Exhibition Street, Melbourne, Victoria 3000, Australia, Attention: Tarek Robbiati, Group Managing Director, Telstra International.
     11. Termination.
          This Agreement may be terminated by you by notice to the Company, the Founder and each of the Selling Shareholders:
          (a) at any time prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Option Shares) if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Group Entities taken as a whole, whether or not arising in the ordinary course of business, (ii) any material adverse change in financial markets in the United States or the international financial markets or any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis in each case the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States or the international financial markets would, in your judgment, make it impracticable or inadvisable to market the Offered Securities or to enforce contracts for the sale of the Offered Securities, or (iii) trading in any securities of the Company has been suspended or materially limited by the NYSE, or trading generally on the NYSE or in the NASDAQ Global Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the FINRA. or any other governmental authority, (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company, (v) a material disruption in commercial banking or securities settlement or clearance services in the United States or the People’s Republic of China or the declaration of a banking moratorium by the People’s Republic of China, United States or New York State authorities, (vi) any downgrading, or placement on any watch list for possible downgrading, in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Exchange Act); or (vii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States; or
          (b) as provided in Sections 6 and 9 of this Agreement.
     12. Successors.
          This Agreement has been and is made solely for the benefit of the Underwriters, the Company, the Founder and the Selling Shareholders and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Offered Securities from any Underwriter shall be deemed a successor or assign merely because of such purchase.
     13. Information Provided by Underwriters.
          The Company, the Founder, the Selling Shareholders and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus consists of the information set forth in the third, twelfth through seventeenth, nineteenth (the first sentence only), twenty-first, twenty-second, twenty-third (the first sentence only) and twenty-fourth paragraphs under the caption “Underwriting” in the Prospectus.
     14. Applicable Law
          This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law.
          The Company and each of the Selling Shareholders hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company and the Selling Shareholders irrevocably and unconditionally waive any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in Federal and state courts in the Borough of Manhattan in The City of New York and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum.
          Each of the Company, the Founder and the Selling Shareholders, other than Telstra, appoints Law Debenture Corporate Services Inc., 400 Madison Avenue, 4th Floor, New York, New York 10017 U.S.A., as its authorized agent in New York, upon which process may be served in any such proceeding, and agrees that service of process upon such agent, and written notice of said service to Company, the Founder and each Selling Shareholder, other than Telstra, as applicable, by the person serving the same to the address provided in Section 10, shall be deemed in every respect effective service of process upon the Company, the Founder and each Selling Shareholder, other than Telstra, as applicable, in any such proceeding. The Company, the Founder and each of the Selling Shareholders, other than Telstra, further agree to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement, provided that following the appointment of a replacement authorized agent, the Company, the Founder and each of the Selling Shareholders, other than Telstra, upon whom process may be served in any such proceeding in lieu of any existing agent and the receipt of written notice by the Underwriters, the Company, the Founder and the Selling Shareholders, other than Telstra, may terminate the appointment of any such existing agent.
          Telstra appoints [•], as its authorized agent in New York, upon which process may be served in any such proceeding, and agrees that service of process upon such agent, and written notice of said service to Telstra, as applicable, by the person serving the same to the address provided in Section 10. Notices, shall be deemed in every respect effective service of process upon Telstra in any such proceeding. Telstra further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agents in full force and effect for a period of seven years from the date of this Agreement, provided that following the appointment of a replacement authorized agent by Telstra upon whom process may be served in any such proceeding in lieu of any existing agent and the receipt of written notice by the Underwriters, Telstra may terminate the appointment of any such existing agent.

     15. Miscellaneous.
          The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers or any Selling Shareholder or controlling person thereof, as the case may be, and (c) delivery of and payment for the Offered Securities under this Agreement.
          The Company, the Founder and the Selling Shareholders acknowledge and agree that each Underwriter in providing investment banking services to the Company, the Founder and the Selling Shareholders in connection with the offering, including in acting pursuant to the terms of this Agreement, has acted and is acting as an independent contractor and not as a fiduciary and the Company, the Founder and the Selling Shareholders do not intend such Underwriter to act in any capacity other than as an independent contractor, including as a fiduciary or in any other position of higher trust.
          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
          The Underwriters, on the one hand, and the Company, the Founder and the Selling Shareholders, on the other hand, waive any right to trial by jury in any action, claim, suit or proceeding with respect to your engagement as underwriter or your role in connection herewith.
          If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Selling Shareholders, the Founder, the Company and the several Underwriters in accordance with its terms.

          Any person executing and delivering this Agreement as attorney-in-fact for a Selling Shareholder represents by so doing that he has been duly appointed as attorney-in-fact by such Selling Shareholder pursuant to a validly existing and binding power of attorney which authorizes such attorney-in-fact to take such action.

Very truly yours, SOUFUN HOLDINGS LIMITED
By:
Name:
Title:

TELSTRA INTERNATIONAL HOLDINGS LIMITED
By:
Name:
Title:

THE FOUNDER

Vincent Tianquan Mo

ATTORNEY-IN-FACT FOR THE SELLING SHAREHOLDERS (OTHER THAN TELSTRA)
By:
Name:
Title:

          The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

DEUTSCHE BANK SECURITIES INC.

As Representative of the several Underwriters listed on Schedule I
By:	Deutsche Bank Securities Inc.

By:
Authorized Officer

By:
Authorized Officer

GOLDMAN SACHS (ASIA) L.L.C. As Representative of the several Underwriters listed on Schedule I
By:	Goldman Sachs (Asia) L.L.C.

By:
Authorized Officer

SCHEDULE I
Schedule of Underwriters

Underwriter	Number of Firm ADSs to be Purchased

Deutsche Bank Securities Inc.	[•]
Goldman Sachs (Asia) L.L.C	[•]

Total	[•]

SCHEDULE II
Schedule of Selling Shareholders

	Number of	Number of
	Firm ADSs	Option ADSs
Selling Shareholder	to be Sold	to be Sold

Telstra International Holdings Limited	[•]	[•]
IDG Technology Venture Investment Inc.	[•]	[•]

Total	[•]	[•]

SCHEDULE III
     The following information is also included in the General Disclosure Package:
•	The offer price to the public of the Offered Securities as set forth herein;

•	[Any other items dependent on the offer price]; and

•	[TBD]

SCHEDULE IV
     Issuer Free Writing Prospectus as defined in the Agreement shall include each of the following documents:
•	[TBD]

EXHIBIT A
LOCK-UP AGREEMENT
[date]
SouFun Holdings Limited
8/F, Tower 3, Xihuan Plaza
1 Xizhimenwai Street, Xicheng District
Beijing 100044, China
Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005
USA
and
Goldman Sachs (Asia) L.L.C.
68/F Cheung Kong Center
2 Queen’s Road Central
Hong Kong
As Representatives of the
           Several Underwriters
Ladies and Gentlemen:
     The undersigned understands that Deutsche Bank Securities Inc. and Goldman Sachs (Asia) L.L.C., as representatives (the “Representatives”) of the several underwriters (the “Underwriters”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with SouFun Holdings Limited (the “Company”), the Founder, and the Selling Shareholders named therein, providing for the public offering by the Underwriters, including the Representatives, of American depositary shares (“ADSs”) representing Class A ordinary shares, par value HK$1.00 per Class A ordinary share (the “Ordinary Shares”) of the Company (the “Public Offering”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Underwriting Agreement.
     To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned agrees that, without the prior written consent of each of the Representatives, the undersigned will not, and will procure that its affiliates will not, directly or indirectly, offer, sell, pledge, purchase any option or contract to sell (including any short sale), grant any option, right or warrant to purchase or otherwise dispose of any ADSs or Ordinary Shares of the Company (including, without limitation, Ordinary Shares of the Company which may be deemed to be beneficially owned by the undersigned on the date hereof in accordance with the rules and regulations of the United States Securities and Exchange Commission, Ordinary Shares which may be issued upon exercise of a stock option or warrant and any other security convertible into or exchangeable for ADSs or Ordinary Shares) or file or cause to be filed any registration statement under the U.S. Securities Act of 1933, as amended, or enter into any Hedging

Transaction (as defined below) relating to the ADSs or Ordinary Shares (each of the foregoing referred to as a “Disposition”) during the period specified in the following paragraph (the “Lock-Up Period”). The foregoing restriction is expressly intended to preclude the undersigned from engaging in any Hedging Transaction (as defined below) or other transaction which is designed to or reasonably expected to lead to or result in a Disposition during the Lock-Up Period even if the securities would be disposed of by someone other than the undersigned. “Hedging Transaction” means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the ADSs or Ordinary Shares whether such Hedging Transaction is to be settled by delivery of ADSs, Ordinary Shares, other securities, in cash or otherwise.
     The initial Lock-Up Period will commence on the date hereof and continue until, and include, the date that is 180 days after the date of the final prospectus relating to the Public Offering (the “Initial Lock-Up Period”); provided, however, that if (1) during the last seventeen days of the Initial Lock-Up Period, (A) the Company releases earnings results or (B) material news or a material event relating to the Company occurs, or (2) prior to the expiration of the Initial Lock-Up Period, the Company announces that it will release earnings results during the sixteen-day period following the last day of the Initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the eighteen-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless the Representatives waive, in writing, such extension.
     Notwithstanding the foregoing, the Lock-Up Period shall not apply to (A) the Offered Securities to be sold by the undersigned pursuant to the Underwriting Agreement and (B) transfers of ordinary shares as a bona fide gift or gifts; provided that in the case of any transfer or distribution pursuant to clause (B), each donee or distributee shall execute and deliver to each of the Representatives a lock-up letter in the form of this paragraph; and provided, further, that in the case of any transfer or distribution pursuant to clause (B), no filing by any party (donor, donee, transferor or transferee) under the U.S. Securities Exchange Act of 1934, as amended, or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the 180-day period referred to above).
     The undersigned agrees that the Company may, and that the undersigned will, (i) with respect to any Ordinary Shares or other Company securities for which the undersigned is the record holder, cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company and (ii) with respect to any Ordinary Shares or other Company securities for which the undersigned is the beneficial holder but not the record holder, cause the record holder of such securities to cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company.
     In addition, the undersigned hereby waives any and all notice requirements and rights with respect to registration of securities pursuant to any agreement, understanding or otherwise setting forth the terms of any security of the Company held by the undersigned, including any registration rights agreement to which the undersigned and the Company may be party; provided that such waiver shall apply only to the proposed Public Offering, and any other action taken by the Company in connection with the proposed Public Offering.
     The undersigned hereby agrees that, to the extent that the terms of this Lock-Up Agreement conflict with or are in any way inconsistent with any registration rights agreement to which the undersigned and the Company may be a party, this Lock-Up Agreement supersedes such registration rights agreement.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
     Notwithstanding anything herein to the contrary, if the closing of the Public Offering has not occurred prior to [•], this agreement shall be of no further force or effect.
[remainder of page intentionally left blank]

Signature:
Print Name:

48